UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

ENERGIZER RESOURCES INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Registrant’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

ITEM 3.02 – Unregistered Sale Of Equity Securities.

On December 19, 2013, 11,189,215 shares of our company common stock were subscribed for at CAD.$0.14 per shares for total gross proceeds of CAD$1,566,490.  In connection with the sale of securities, the Company paid finders' fees consisting of a cash fee of CAD$103,989 and compensation of one year 671,353 common stock compensating options. Each full compensation option entitles the holder to acquire one (1) Common Share of the Company at CAD$0.14 per Common Share for a period of eighteen months from the date of issue.

The securities were issued to non-U.S. Purchasers, in reliance upon the exemption provided by Regulation S under the Securities Act of 1933, as amended, for a transaction not involving a public offering. The non-U.S. Purchasers acknowledged the following: The non-U.S. Purchaser is not a United States Person, nor is the non-U.S. Purchaser acquiring the Securities hares directly or indirectly for the account or benefit of a United States Person.  None of the funds used by the non-U.S. Purchaser to purchase the Securities have been obtained from United States Persons. For purposes of this Agreement, “United States Person” within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of December 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2013                                                                                                                 Energizer Resources Inc.

By:	/s/ Peter D. Liabotis
Peter D. Liabotis
Chief Financial Officer

Exhibit 99.1

Energizer Closes Non-Brokered Flow-Through Financing

Energizer Resources Inc. December 19, 2013 4:17 PM

TORONTO, ONTARIO--(Marketwired - Dec 19, 2013) - Energizer Resources Inc. (EGZ.TO)(ENZR)(YE5.F) ("Energizer" or the "Company") is pleased to announce that it has closed a non-brokered private placement financing (the "FT Financing") raising gross proceeds of CAD$1,566,490 through the issuance of 11,189,215 common shares that are "flow through" shares within the meaning of the Income Tax Act (Canada) (the "ITA") at a price of CAD$0.14 per share.

In connection with the FT Financing, the Company paid cash finder's fees and costs totalling CAD$103,989 and issued 671,353 compensation options, each exercisable to acquire one common share at a price of CAD$0.14 per share for a period of 18 months from the date of issuance. The gross proceeds raised from the FT Financing must be used to incur "Canadian exploration expenses" (within the meaning of the ITA) on or before December 31, 2014. All securities issued in connection with the FT Financing are subject to a four-month hold period from the date of issuance as required by Canadian law and a minimum six month hold period as required by U.S. law. Completion of the FT Financing remains subject to final approval of the applicable regulatory authorities, including the Toronto Stock Exchange.

Sagar Property - Clarification of Status

While the Company is fully focused on developing its Molo Graphite Project in Madagascar, the funds raised from the FT financing will be used towards the further development of its Sagar Property (a potential IOCG (iron oxide/copper/gold) project located in Quebec, Canada) which should assist the Company in maximizing the merits of the project for presentation to prospective joint venture partners or purchasers. Any value derived from the Sagar Property divestiture efforts would be subsequently allocated to the development of the Molo Graphite Project.

Brokered Financing

The Company, together with the "Agent", continues to work towards closing the previously announced brokered offering of securities of the Company to raise up to CAD$8million by year-end (the "Brokered Financing"). The net proceeds raised through the Brokered Financing will be used for further exploration and development of the Molo Graphite Project, including the completion of a definitive feasibility study.

The aggregate shares issued pursuant to financings will not exceed the amount approved by shareholders at the Company's annual meeting of shareholders held on December 11, 2013.

The securities described herein have not been registered under the U.S. Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States or to U.S. persons unless an exemption from registration is available. This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Energizer Resources

Energizer Resources Inc. is a mineral exploration and development company based in Toronto, Canada, which is focused on developing its 100% owned Molo flaked graphite deposit near Fotadrevo in southern Madagascar. The Company released a robust Preliminary Economic Assessment Study of the Molo graphite project in February 2013 and has now initiated a Full Feasibility Study, ("FS") which is expected to be completed and released to the market by Q4 2014. As part of the FS, Energizer recently completed a pilot plant operation, generating twelve tonnes of finished graphite concentrate for the purposes of evaluation by both potential off-take and strategic partners.

For more information, please visit our website at www.energizerresources.com.

Safe Harbour: This press release may contain forward-looking statements that may involve a number of risks and uncertainties. Actual events or results could differ materially from expectations and projections set out herein.

Contact:

Energizer Resources Inc.
Brent Nykoliation
Senior Vice President, Corporate Development
Toll Free: 800.818.5442 or 800.818.5442 FREE   416.364.4911
bnykoliation@energizerresources.com

Energizer Resources Inc.
Craig Scherba
President and COO
Toll Free: 800.818.5442 or 416.364.4911